Exhibit 32

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

In connection with the Annual Report of Emerson Electric Co. (the "Company") on Form 10-K for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, S. L. Karsanbhai, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	S. L. Karsanbhai
S. L. Karsanbhai
President and
Chief Executive Officer
Emerson Electric Co.
November 9, 2026

CERTIFICATION PURSUANT TO
EXCHANGE ACT RULE 13a-14(b) AND
18 U.S.C. SECTION 1350

In connection with the Annual Report of Emerson Electric Co. (the "Company") on Form 10-K for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. J. Baughman, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	M. J. Baughman
M. J. Baughman
Executive Vice President,
Chief Financial Officer and
Chief Accounting Officer
Emerson Electric Co.
November 9, 2026